Forward-Looking Statement Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to: • adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets, • adverse changes in energy industry law, policies and regulations, including market structures and transmission planning, • any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews and disallowances, • any deterioration in our credit quality or the credit quality of our counterparties, • changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, • adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, • changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units, • actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, • any inability to manage our energy obligations, available supply and risks, • delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets, • availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, • increases in competition in energy supply markets as well as for transmission projects, • changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, • changes in customer behaviors, including increases in energy efficiency, net-metering and demand response, • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, • acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, • delays in receipt of necessary permits and approvals for our construction and development activities, • any inability to achieve, or continue to sustain, our expected levels of operating performance, • changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, • an extended economic recession, • an inability to realize anticipated tax benefits or retain tax credits, • challenges associated with recruitment and/or retention of a qualified workforce, and • changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases. All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. EXHIBIT 99

GAAP Disclaimer These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/ PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

Operating Earnings Disciplined investment program and focus on operational excellence have supported growth Power’s diverse fuel mix and dispatch flexibility continue to generate strong earnings and free cash flow in low price environment PSE&G’s investment program has resulted in an increased contribution to PSEG’s earnings Operating Earnings* Contribution by Subsidiary *See slide a for Items excluded from Income from Continuing Operations/ NET INCOME to reconcile to Operating Earnings. E=Estimate ** 2016 PERCENTS use midpoint of 2016 OPERATING earnings guidance. ** **

Bonus depreciation Lowered rate base and growth rate but growth still remains strong Investments are less expensive for customers, providing an opportunity for incremental cost-effective system improvements Year-end Rate Base and Net Income Investment program combined with cost control drives growth in earnings Net income $ Millions $ Millions Rate Base CAGRs* 2015-2020E 2015-2020E with potential upside 8% 10% * Includes impacts of bonus depreciation. E = estimate. Guidance Range

PSE&G’s 2016 operating earnings to benefit from investment programs and cost control e =estimate. $787 $725 $875 -- $925E PSE&G Operating Earnings ($ Millions) 2014 2015 2016 Guidance

Power’s 2016 operating earnings incorporates impact from abnormally warm weather and retirement of capacity Power Operating Earnings* ($ Millions) *SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS. E = ESTIMATE.

PSEG Operating Earnings $ Millions (except EPS) 2012 2013 2014 2015 2016E Guidance PSE&G $528 $612 $725 $787 $875 - $925 PSEG Power $663 $710 $642 $653 $490 - $540 Enterprise/Other $45 ($13) $33 $36 $60 Operating Earnings* $1,236 $1,309 $1,400 $1,476 $1,425 - $1,525 Operating EPS* $2.44 $2.58 $2.76 $2.91 $2.80 - $3.00E % YOY Increase – PSE&G 15.9% 18.5% 8.6% 14.4%1 % Regulated Earnings 43% 47% 52% 53% 61%1 A higher regulated earnings mix due to growth in PSE&G earnings with a significant contribution from Power *See slide a for items excluded from income from continuing operations/NET INCOME to reconcile to operating earnings. 1 - Based on Midpoint of earnings Guidance. E= estimate

Strong financial position to support our business initiatives in 2016 and beyond 2016 and Beyond Earnings Continuing strong earnings trend in 2016 with guidance of $2.80 to $3.00 Investment Deploying significant capital at PSE&G for projects with contemporaneous returns Pursuing Power projects that satisfy risk adjusted return targets Cash Flow and Credit Metrics Continuing strong internal cash flow aided by bonus depreciation Funding investment program without equity issuance Dividends Providing $0.08 per share dividend increase in 2016 with opportunity for consistent and sustainable growth 79

PSEG Summary 2015 earnings of $2.91 were at the upper end of our upwardly revised operating earnings guidance of $2.85 - $2.95 per share Forecast growth at PSE&G supports our 2016 guidance of $2.80 to $3.00 per share Forecast high single-digit rate base growth at PSE&G on five year basis from 2015 to 2020, driven by investment in transmission and approved programs Power’s investment program and continued focus on operational excellence with financial strength delivers value in current price environment Strong Balance Sheet and Cash Flow support current capital program and investment in new opportunities without the need for equity Our indicative $0.08 dividend per share increase for 2016 is consistent with our long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

Items Excluded from Income from Continuing Operations/Net Income to Reconcile to Operating Earnings Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. (a)Includes the financial impact from positions with forward delivery months. A